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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                            CENES PHARMACEUTICALS PLC
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             (Exact Name of Registrant as Specified in Its Charter)

               SCOTLAND                                   N/A
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(State of Incorporation or Organization)  (I.R.S. Employer Identification No.)

                                  COMPASS HOUSE
                                   VISION PARK
                                   CHIVERS WAY
                                     HISTON
                                CAMBRIDGE CB4 9ZR
                                 UNITED KINGDOM
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                    (Address of Principal Executive Offices)

If this form relates to the registration of a class of securities pursuant to
Section 12(b)of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [ ]


If this form relates to the registration of a class of securities pursuant to
Section 12(g)of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [X]

Securities Act registration statement file number to which this form relates:

                                    333-12270
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                                 (if applicable)

Securities to be registered pursuant to Section 12(b) of the Act:      None

          Title of Each Class               Name of Each Exchange on Which
          To Be Registered                  Each Class Is To Be Registered
          ----------------                  ------------------------------


Securities to be registered pursuant to Section 12(g) of the Act:


                        Ordinary Shares of 10 Pence Each
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LO1:\241008\01\34427.0005
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ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         For a full description of the ordinary shares of 10 pence each of CeNeS Pharmaceuticals plc ("CeNeS"), reference is made to the information contained under the caption "Description of CeNeS Ordinary Shares" in the proxy statement/prospectus (the "Proxy Statement/Prospectus") dated November 14, 2000, which forms part of the Registration Statement on Form F-4 (File No. 333-12270), filed by CeNeS with the Securities and Exchange Commission under the Securities Act of 1933, as amended, which Registration Statement was declared effective on November 14, 2000 (the "Registration Statement"). The information contained in the Proxy Statement/Prospectus and the Registration Statement is incorporated herein by reference.

ITEM 2. EXHIBITS

1. Memorandum and Articles of Association of CeNeS Pharmaceuticals plc (incorporated by reference to Exhibit 3.1 of Registration Statement on Form F-4 (File No. 333-12270)).








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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  December 18, 2000              CENES PHARMACEUTICALS PLC


                                      By:     /s/ Neil Clark
                                          -------------------------------------
                                      Name:  Neil Clark
                                      Title: Finance Director and Secretary









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EXHIBIT INDEX

1. Memorandum and Articles of Association of CeNeS Pharmaceuticals plc (incorporated by reference to Exhibit 3.1 of Registration Statement on Form F-4 (File No. 333-12270)).















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